                                                                    Exhibit 99.1

           CERTIFICATION OF CHIEF EXECUTIVE OFFICER UNDER SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


I, Allan Block, hereby certify that the annual report on Form 10-K of the Registrant for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                                    /s/  Allan  Block
                                                    ---------------------
                                                      Allan  Block
                                                    Managing Director
                                                     March 27, 2003


     A signed original of this written statement required by Section 905 has been provided to Block Communications, Inc. and will be retained by Block Communications, Inc. and furnished to the Securities and Exchange Commissions or its staff upon request.